Income Taxes	12 Months Ended
Dec. 31, 2024
Income Taxes
Income Taxes

11. Income Taxes

No provision for federal and state income tax expense has been recorded for the years ended December 31, 2024 and 2023 due to the valuation allowance recorded against the net deferred tax asset and recurring losses.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of our deferred tax assets and liabilities are as follows as of December 31, 2024 and 2023:

	2024	2023
Deferred income tax assets:
Tax loss carryforwards	$86,289	$66,956
Research and development credits	3,942	3,942
R&D section 174 costs	15,166	9,446
Share-based compensation	1,710	1,520
Lease liability	1,713	863
Compensation	2,235	1,982
Fixed assets	302	404
Patent amortization	280	396
Accrued litigation costs	1,786	1,652
Settlement reserve	496	130
Licensing agreement	3,043	2,367
OID Interest	873	383
Other	31	21
Valuation allowance	(115,011)	(87,963)
Total deferred income tax assets	2,855	2,099
Deferred income tax liabilities:
Intangible assets	1,825	1,652
Right of use asset	1,030	447
Total deferred income tax liabilities	2,855	2,099
Total net deferred tax	$—	$—

As of December 31, 2024 and 2023, we established a full valuation allowance against our net deferred tax assets since, at the time, we could not assert that it was more likely than not that our deferred tax assets would be realized. As a result, there was an increase in the valuation allowance in 2024 of approximately $27.0 million.

As of December 31, 2024, we had federal and state income tax loss carryforwards of $388.7 million and $390.9 million, respectively, which begin to expire in 2025 for both federal and state purposes. In addition, we have tax credit carryforwards for federal tax purposes of approximately $4.3 million as of December 31, 2024, which begin to expire in 2026. The utilization of net operating loss and tax credit carryforwards to reduce future income taxes will depend on our ability to generate sufficient taxable income prior to the expiration of the loss carryforwards.

The Internal Revenue Code of 1986, as amended, contains provisions which limit the ability to utilize the net operating loss carryforwards in the case of certain events, including significant changes in ownership interests. If our net operating loss carryforwards are limited, and we have taxable income which exceeds the permissible yearly net operating loss carryforwards, we would incur a federal income tax liability even though net operating loss carryforwards would be available in future years.

The reasons for the difference between actual income tax expense for the years ended December 31, 2024 and 2023 and the amount computed by applying the statutory federal income tax rate to income before income tax are as follows:

	2024		2023
		% of		% of
		Pretax		Pretax
	Amount	Earnings	Amount	Earnings
Income tax benefit at statutory rate	$(26,941)	21.0%	$(16,486)	21.0%
State income taxes, net of federal tax benefit	(4,063)	3.2	(2,553)	3.3
Non-deductible expenses	896	(0.7)	493	—
Stock-based compensation	1,934	(1.5)	2,015	(2.6)
Credits	—	—	—	—
Deferred tax true-up	417	(0.3)	2,823	(3.6)
Change in state rate	105	(0.1)	260	(0.3)
Other	604	(0.5)	34	—
Change in valuation allowance	27,048	(21.1)	13,414	(17.8)
Provision for income taxes	$—	—%	$—	—%

We have determined that there may be a future limitation on our ability to utilize its entire federal R&D credit carryover. Therefore, we recognized an uncertain tax benefit associated with the federal R&D credit carryover during the years ended December 31, 2024 and 2023, as follows:

Balance at December 31, 2022	$390
Increases related to 2023	—
Balance at December 31, 2023	390
Decreases related to 2024	—
Balance at December 31, 2024	$390

We recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities based on the technical merits of the position. We have determined that it had no other material uncertain tax benefits for the year ended December 31, 2024. Our policy for recording interest and penalties related to uncertain tax provisions is to record them as a component of the provision for income taxes. We did not have any accrued interest or penalties associated with any unrecognized tax positions as of December 31, 2024 and 2023, and there were no such interest or penalties recognized during the years ended December 31, 2024 and 2023.

On November 18, 2021, North Carolina enacted the 2021 Appropriations Act, which included a gradual corporate income tax rate decrease from the current 2.5% to 0% by 2030. The Company is in a cumulative loss position and does not have significant deferred tax liabilities that can be utilized as a source of taxable income in the future. The Company has reduced its deferred tax asset related to North Carolina NOLs to zero, as no benefit is expected to be realized from these deferred tax assets prior to 2030 when there would be no income tax in North Carolina. The reduction in the value of the deferred tax assets in each year is fully offset by a corresponding valuation allowance. If the Company becomes profitable prior to 2030, the Company will recognize an income tax benefit related to the portion of its deferred tax asset related to North Carolina NOLs utilized.

We have all tax years open to examination by federal tax and state tax jurisdictions. No income tax returns are currently under examination by taxing authorities.